SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________

                         Date of Report: March 23, 2003
                                          -------------

                          United Companies Corporation
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                      000-28321                  88-0374969
           ------                      ---------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

      940 N.W. 1st Street, Ft. Lauderdale, Florida                  33311
      --------------------------------------------                  -----
        (Address of principal executive offices)                  (Zip code)

   Registrant's telephone number, including area code:          (954) 462-5570

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


      United Companies Corporation, a Nevada corporation ("United") entered into a Share Exchange Agreement (the "Share Exchange Agreement"), dated March 23, 2004, by and among United, Trebor Industries, Inc., d/b/a Brownies Third Lung, a Florida corporation ("Trebor") and Robert Carmichael (the "Shareholder"). Pursuant to the Share Exchange Agreement, the Shareholder exchanged 377 shares of common stock, par value $1.00 per share, of Trebor, which constitutes all of the issued and outstanding shares of capital stock of Trebor, for 95,000,000 shares of common stock, par value $0.001 per share, of United. Pursuant to the Share Exchange Agreement, Trebor became a wholly-owned subsidiary of United.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits


Exhibit      Description

Exhibit 16.1 Share Exchange Agreement, dated March 23,       Provided herewith
             2004, by and among United Companies
             Corporation, Trebor Industries, Inc., d/b/a
             Brownies Third Lung and Robert Carmichael.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         UNITED COMPANIES CORPORATION

Date: April 8, 2004      By:   /s/ Robert M. Carmichael
                               ------------------------
                         Name: Robert M. Carmichael
                         Its:  Executive Vice President, Chief Operating Officer


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